As filed with the Securities and Exchange Commission on 01/09/06

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-05684
Alpine Equity Trust
(Exact name of registrant as specified in charter)
615 East Michigan Street
3rd Floor
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Samuel A. Lieber
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577
(Name and address of agent for service)
1-888-785-5578
Registrant’s telephone number, including area code
Date of fiscal year end: October 31, 2005
Date of reporting period: October 31, 2005

Item 1. Report to Stockholders.

Alpine

Real Estate Funds

Annual Report
October 31, 2005

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate Equity Fund

This material must be preceded or accompanied by a current prospectus.

Table of Contents

Alpine’s Investment Outlook	1

Fund Manager Reports

Alpine U.S. Real Estate Equity Fund	4

Alpine Realty Income & Growth Fund	8

Alpine International Real Estate Equity Fund	12

Schedules of Portfolio Investments	15

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	35

Additional Information	36

Alpine’s Investment Outlook
Dear Investor,
We are pleased to report that for the fiscal year ended October 31, 2005, the Alpine Funds have continued to deliver outstanding performance compared to either the relevant broad equity and debt markets, or applicable benchmark indices, as detailed in the individual reports of each fund. Alpine’s investment returns are a product of a continuous process of evaluation and selection even though investors focus on standardized periods as of a point in time. Over time, distinct events, such as this year’s “Gulf Hurricane Season’’, which transfixed our country, can focus our attention on simmering problems in a manner which may at first be painful, but could prove beneficial over time. We believe that this pattern may well depict a transition of investor sentiment during the 4th quarter of 2005 into the 2nd quarter next year.
Hurricanes Katrina and Rita inflicted horrendous suffering on hundreds of thousands of people, but they significantly damaged our nation’s confidence as well as our infrastructure. The credibility of certain institutions and individuals was questioned, the resiliency of our economy became a concern, and the capacity to improve future protection from catastrophe came into doubt. As a result, equity market indices sagged, hitting a nadir in late October, before they began to rally in anticipation of next year. Indeed, consumer confidence is now recovering, October’s new home sales hit a record level, employment remains strong, and the dollar has surged towards recent highs. Of greatest importance to the capital markets, energy prices have retraced some of their meteoric rise, while the Federal Reserve’s round of recurring interest rate increases appear to be in the home stretch (perhaps to 4.5%).
The major influences upon business economics during the past year were dominated by the gradual increase of short-term interest rates set by the Federal Reserve and the dramatic increases in oil and gas prices. Given the restraining influences on both business and consumer activity of each of these trends, it is impressive that share prices have remained within a narrow range of average price fluctuation throughout the year. Corporate earnings results suggested that most industries and businesses adjusted well to these diverse pressures. Profitability and corporate cash flow were well maintained with few exceptions. Most impressively, the combination of stability in the economy and higher interest rates supported a recovery of the dollar up 5.9% and 9.3%, respectively versus the Euro and the Yen during Alpine Fund’s fiscal year. Most significantly, consumer purchasing was sustained in the face of not only higher short-term interest rates and large increases in fuel costs, but also the shock and disruption of the hurricanes. Government mishandling of both Iraq and the Katrina response severely hurt consumer confidence, but as we suspected, its market impact was short-lived. Anxieties over the military burden and its consequences in the Iraq war have become prominent issues for the Administration and Congress in recent months, suggesting that pressures to reduce both American economic and military exposure in Iraq will grow in advance of next year’s mid-term elections.
The capital markets and economy appear to be finishing a period of transition between the 2003/2004 recovery and an extended mid-cycle expansion. Rising interest rates, commodity capacity constraints and rising productivity all reflect transitional adjustments. Needless to say, transitions create uncertainty, which had restrained market pricing, although sentiment is now benefiting from improved clarity as to America’s ongoing exposure in Iraq and the approaching end to Fed tightening. Thus, Alpine is increasingly optimistic that companies can achieve projected low-teens percentage earnings growth which would be rewarded by higher market price to earnings (P/E) multiples. Even stronger outperformance will accrue to those companies which can generate strong, sustained growth based upon unique assets or products and better execution of their business plans.
Looking forward to 2006, we see positive factors which suggest an outlook of improving confidence on behalf of consumers, businesses and investors. This should be reflected in higher corporate dividend payouts, larger corporate capital expenditures and expanded corporate share buy-backs, plus accelerating activity in merger and acquisitions. This should all help to sustain profits growth. We assume that the majority of interest rate increases by the Federal Reserve have already been made, that the peak of the energy panic is past and will not be exacerbated, and that Congressional and Administration economic and tax policies will be limited to moderate change rather than radical shifts. With ample liquidity in both domestic and international capital markets, we believe opportunities for significant corporate profits growth will reward appropriate individual stock selection by concentrating on the outstanding business performances in the economy.
Momentum investors may focus on big cap stocks, but we do not expect a “nifty fifty’’ emphasis on large companies, so Alpine’s multi-cap value oriented approach should do well. Opportunity and private equity funds have amassed huge cash commitments, which leads us to expect a high level of mergers and acquisitions (M&A) next year. At this stage of the business cycle, few companies trade well below break up value, so buy-out firms will be drawn to companies with either dynamic growth Potential supported by unique business franchises or companies with stable cash earners.
Financial services is one segment of the stock market where we expect to see attractive investment opportunities. Alpine has been fortunate that our bank analyst, Peter Kovalski, has been managing a private investment partnership for us with excellent results. Given the confluence of Peter’s performance and our perception of the potential for these stocks, we recently launched the Alpine Dynamic Financial Services Fund. During his fifteen years of experience as a bank analyst, over 100 of his selections of banks and thrifts have been acquired by other institutions. Please visit our website or contact our call center for a prospectus and other information. Read it carefully before investing.
Having projected an optimistic tone for the equity markets next year, we should note that our underlying caution of the past few years has not dissipated. Rather, we believe the business cycle is strong enough to sustain our somewhat stretched economy, despite its reduced capacity to rebound from systemic or cyclical shocks. Alpine is projecting a gradual moderation in both home price appreciation and sales volume, as well as, moderate income growth. After a few years, affordability levels would likely normalize. This may lead to slower per capita consumer spending, but business capital expenditures should sustain employment growth. The net effect might be a stable business environment producing 3% GDP growth. If this leads observers to proclaim, “Goldilocks economy!’’—part 2, then we will all be thankful next December. We look forward to reporting on our progress in Alpine’s next report.
Sincerely,
Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Alpine Dynamic Financial Services Fund investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.
The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.
Comparative Annualized Total Returns as of 10/31/05

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(9/1/93)

Alpine U.S. Real Estate Equity Fund	22.18%	35.89%	28.02%	18.81%	16.60%

Wilshire Real Estate Securities Index	20.09%	28.84%	20.02%	15.35%	12.78%

S&P 500 Index	8.72%	12.85%	–1.74%	9.34%	10.17%

Lipper Real Estate Funds Average	17.29%	26.82%	19.09%	15.09%	12.37%

Lipper Real Estate Fund Rank	12/216	2/154	2/119	2/30	1/7

Commentary
The Alpine U.S. Real Estate Equity Fund ended the fiscal year on October 31, 2005 with a closing NAV per share of $39.45. This resulted in a total return of 22.18% for the prior 12 months which builds on the Fund’s strong three, five and ten year performance records and rankings as detailed on the facing page. Our view remains positive on some of the more cyclical sectors of the property industry. This is strongly supported by both historical trends and current data. The Fund’s investment thesis is underpinned by the following key trends:
•	Expanded Real Estate Allocations Lead to Mergers and Acquisitions

•	Lodging Demand Runs Ahead of Supply

•	Homebuilders Benefit from Market Share Gains
Buying on Dips
The two year long trend of rising energy prices and modestly higher interest rates impacted the Alpine U.S. Real Estate Equity fund in its 4th fiscal quarter. Post Katrina, the equity markets initially took a cautious perspective on 2006 economic prospects which created significant downward volatility in many share prices of cyclical companies. We believe this created a very attractive entry point for additional purchases of such shares as pessimism peaked during late October. While short-term volatility in the Fund’s NAV has not been uncommon over the 12 years since inception, we believe our selective approach to opportunistic purchases of out of favor companies has contributed to the long-term strength of this fund’s investment performance. The portfolio continues to emphasize undervalued growth, unique assets and dominant niche businesses in its investment profile.
In prior shareholder reports, we have written extensively on the continuing trend of expanded institutional investment allocations to real estate. This rise in demand coincided with low interest rates which together have elevated prices. Higher prices have induced owners to sell, but the level of demand still exceeds attractive opportunities. At today’s prices, commercial acquisitions are marginally accretive and are dependent on significant rental growth to achieve desired profitability. One product of this dearth of direct real estate investments has been an increase in mergers and acquisitions (M&A) activity of public real estate companies. The Fund enjoyed several acquisitions last year and this year, most notably the November 9th purchase announcement of hotelier La Quinta Corp., by buy-out firm Blackstone Group, L.P. for $11.25 per share. This was a long-term holding of the Fund, with initial investment at $2.05 per share during April 2000. The Fund’s return on average purchase price of $7.71 was 45.91%. The Fund also benefited from the acquisition of Chicago office company, Prime Group by Lightstone Group, L.P. The increasing aggressiveness created by the weight of investment capital may pressure the directors of many companies to examine their growth prospects in light of value enhancing alternatives. Alternative methods of surfacing value for shareholders includes share repurchase programs, which many homebuilders have recently expanded, growing dividends or self liquidations which Wellsford Real Properties is undertaking.
Portfolio Changes
The Fund’s manager believes that the shares of homebuilding and lodging companies offer the greatest value as well as superior growth potential among domestic real estate equities. They could provide the strongest returns among publicly traded real estate stocks over the next two years. Accordingly, when share prices in these property subsectors sold-off in October, the Fund was able to increase its exposure to both. Homebuilders now constitute 55.3% of the portfolio versus 53.1% last year. Lodging stocks currently constitute 31.9% of the portfolio versus 28.7% at this time last year. Over the past year, the portfolio’s exposure to mortgage REITs and finance companies has declined from 7.9% to 4.1% of the portfolio. Specifically, we eliminated exposure to the subprime segment of the marketplace primarily due to an evolving cyclical compression of yields and profitability for the sector. Our retail exposure was also reduced from 4.6% down to 2.6% as were office and industrial investments from 3.8% to 1.5%. Even though their fundamentals are improving, these stocks appear historically expensive. Notably, the Fund’s apartment exposure was increased through a focused investment on the segment’s premier assisted living company, Sunrise Assisted Living, which bridges the gap between apartments and nursing homes by designing its properties for upscale tenants. This fast growing company dominates the demographically compelling high-end niche, suggesting continued expansion potential.
No Room at the Hotel
Alpine has focused much of its investment effort on identifying the best opportunities in the lodging sector. Historically, following years when the supply of new hotel rooms falls significantly below 100,000 additional rooms per year, this contraction created conditions that permit an extended period of room rate revenue growth which enhanced profitability for hotels. This pattern was created between 1974 and 1976, when room production fell from 150,000 to 40,000 rooms, leading to five consecutive years of strong growth in revenue per available room (REVPAR). Similarly, between 1990 and 1992, production which had already fallen over the prior few years from 148,000 to 100,000 then slipped to roughly 30,000 rooms per year. This led to nine straight years of solid REVPAR performance. The current opportunity began in 2002 when room production fell from 140,000 newly constructed units to just about 40,000 additional rooms in 2004. Over the past two years, we have seen very strong REVPAR growth and we believe this could last for another 3-5 years. Alpine believes that this potential period of extended growth is only partially reflected in today’s hotel share prices. Hotel prices have appreciated over the past few years, but not as much as other commercial property types. Thus, lodging provides the potential for the most accretive acquisitions, which supports ongoing investment activity.
Public Homebuilders Grow Market Share Through Dips
In prior reports to shareholders, as well as on our website, Alpine has provided investors with extensive analysis underpinning our positive stance on the publicly traded homebuilding stocks. We believe such companies will prosper even after the nation as a whole passes a probable, near-term peak in both prices and volumes for home sales during 2005. Barring a recession, we do not expect a significant decline in either activity or prices in 2006, with volumes nationwide probably declining between 3-7% next year and prices running flat to up 3%. But even with such a slowdown in demand, we are confident that publicly traded homebuilders could continue to grow their revenues and earnings at a double digit pace.
Consolidation has transformed the homebuilding market over the past decade as the ten largest builders have grown national market share from 8% in 1994 to 25% this year. This has enabled the ten largest public builders to grow revenues even during the three most recent declines in new home sales nationwide. Specifically, during 1994, 1997 and 1999, the number of new home sales nationwide declined by an average of more than 10.5%, while the revenues of the ten largest home builders grew by

25%. Only during the severe real estate recession (RTC, S&Ls) of 1990, when new home sales fell 26%, did builder’s revenues fall, in this case, by 5%. In fact, that was the only calendar year when median prices for new homes declined, losing –1%. Combining this historic perspective with recent third quarter data for the ten largest builders, who on average saw new orders grow by 30%, and enjoyed backlogs running 39% above last year’s pace, we have a strong conviction that even in the face of a 5-7% decline in nationwide home sales, the large publicly traded builders will likely be able to further expand their market share and could generate 15% annual revenue growth over the next two years. This could sustain a long-term trend of double digit earnings growth, albeit not at the 35% annual pace of the past five years.
With prospective price earnings (P/E) ratios of 6.2 times earnings, we believe home building stocks may be the cheapest sector of the entire stock market. Indeed, all five homebuilders in the S&P 500 are amongst the seven cheapest among 500 stocks when measured by P/E ratio. This suggests that homebuilders’ low price earnings multiple, which currently stands at 40% of the P/E ratio for the S&P 500, is too low by historic standards. Over the past 25 years, this relative P/E multiple has averaged 55%. Between 1980 and 1995, the relative multiple was even higher, averaging 65% when interest rates were substantially above current levels. This historically low relative rating does not reflect the current stature of the nation’s dominant public builders. Thus, in addition to prospective earnings growth, we anticipate P/E multiple expansion to 60% or greater of the S&P 500 will follow if these companies demonstrate growth through a slower phase of the housing cycle.
Barring a significant recession, leading to broad job losses, we believe there is minimum downside to both lodging and homebuilding groups and a compelling long-term growth and revaluation story. For this report, we have emphasized the uniquely concentrated focus of this portfolio, which reflects these compelling value-to-growth relationships. Over time, we would expect compelling value to growth relationships to emerge in other stocks and sectors, however, current share prices for many property stocks already reflect near term prospects. In general, we expect real estate fundamentals to improve as the property cycle evolves over the next few years. Thus, we remain positive on domestic property share performance for the foreseeable future.
Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Price to earnings ratio (PE) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.
The Morgan Stanley REIT (“RMS’’) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.
Comparative Annualized Total Returns as of 10/31/05

				Since Inception
	1 Year	3 Year	5 Year	(12/29/98)

Alpine Realty Income & Growth Fund	15.92%	23.81%	20.72%	19.20%

Morgan Stanley REIT Index	17.64%	26.84%	19.78%	16.14%

S&P 500 Index	8.72%	12.85%	-1.74%	1.10%

Lipper Real Estate Funds Average	17.29%	26.82%	19.09%	16.13%

Lipper Real Estate Fund Rank	153/216	131/154	14/119	5/97

Commentary
The Alpine Realty Income & Growth Fund produced a total return of 15.92% during the fiscal year that ended on October 31, 2005. Net asset value per share increased 9.76% from $19.97 to $21.92. Additionally, the Fund made four quarterly income distributions aggregating $.84 as well as short term and long term gain distributions of $.0394 and $.303, respectively, during the period. Since its inception on December 29, 1998 through October 31, 2005, the Fund produced a cumulative total return to shareholders of 232.4%, which equates to a 19.20% annualized return. The table on the left presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the Morgan Stanley REIT Index (“the RMS Index’’) and the S&P 500 Index (“the S&P’’).
As shown in the adjacent table, real estate securities maintained their status as a top returning asset class during the latest fiscal year, outperforming the S&P for a sixth consecutive twelve month period and adding to their cumulative outperformance over the last six years. Indeed, since October 31, 1999, the RMS Index returned 191.4% (19.49% annualized) compared to the - 2.81% ( -.47% annualized) return of the S&P. During this same timeframe, the Fund returned 220.58% (21.41% annualized).
Real Estate Markets Driven by Capital Flows
In our opinion, returns in the public and private real estate markets have been and continue to be driven by significant capital flows. Low expectations for potential returns in the broader equity and fixed income arenas have moved investors to place increasing emphasis on alternative asset classes such as real estate. In turn, the elevated demand for real estate’s relatively high current income and prospects for cyclical growth has led to historically high prices and low unleveraged prospective returns in the private property markets as well as historically high earnings multiples and low dividend yields for public REIT securities. In fact, in a December 9, 2005 report, Citigroup’s research team noted that property acquisition cap rates (i.e. first year income returns) have dropped from roughly 9% on average during the first quarter of 2002 to the low 6% range, thereby generating significant appreciation for real estate assets.
The abundance of both equity and debt capital has led a powerful seller’s market and transactional activity has accelerated. Public companies have increased their disposition activity, exemplified by the sale of approximately $2.6 billion of assets so far in 2005 by Equity Office, one of the largest office REITs, and by the sales of a significant number of apartment projects to condominium converters and leveraged buyers by multi-family REITs. Merger and acquisition activity has also been brisk. Nearly $28 billion of public company mergers or privatizations were closed during the latest fiscal period and an additional $14 billion of announced transactions are pending. Interestingly, nine of the latest ten takeovers have been privatizations, typically led by investment advisory firms putting sizable backlogs of institutional capital to work.

Debate persists whether the “repricing’’ of real estate assets represents a new paradigm or is due primarily to today’s globally low interest rates and moderate return prospects for traditional asset classes. In our opinion, some of the lowering of risk premiums for real estate is appropriate given the securitization of real estate debt and equity markets and the increased transparency in the sector that have occurred over the past decade. However, we believe more important factors in the current environment are lowered equity yield expectations and availability of low cost financing. Investors essentially are acting rationally given such specific market conditions. With most real estate purchased on a significantly financed basis, investors’ leveraged cash returns today may not be that much lower than in previous periods. Rising interest rates though would necessarily force such leveraged buyers to be less aggressive in their bids and likely impact pricing across the real estate spectrum.
Interest Rate Sensitivity of REITs Defining Feature in 2005
Movements in interest rates and the resultant sensitivity of REIT security pricing were in fact defining characteristics of the latest fiscal period, suggesting that the equity markets believe current risk premiums will not tighten further. Stock price volatility increased measurably with the RMS Index experiencing three periods of significant declines: - 9.01% (12/30/04 - 1/27/05), - 9.02% (8/02/05 - 8/08/05), and - 8.07% (10/03/05 — 10/13/05). Two of the large decreases in the REIT market were, we believe, primarily attributable to market concerns regarding rising rates. On August 2nd, the RMS Index rose to an all-time high. Concurrently, the average REIT dividend yield declined to an historic low of approximately 4.35%. However, stronger than anticipated economic reports fueled concerns of inflationary pressures, already heightened by rising oil prices, and accelerated a rise in long term interest rates, causing the 10-Year Treasury yield and the average REIT dividend yield to be nearly at parity. The increasing relative appeal of fixed income alternatives coupled with investor concern of rising rates on property valuations sparked a sell-off in REIT shares. REITs sold off dramatically over four trading days between August 2nd and August 8th dropping 9.02%. Over the next approximate two month period, REITs rallied back 5.79% but on October 4th, a Federal Reserve President stated that inflation was at the upper end of the Fed’s target range increasing expectations that the Fed would continue raising the short end of the curve. REITs suffered a decline of 8.07% over the next eight trading days before again rallying back 5.77% by the end of the fiscal year. Also contributing to volatility in the markets during the year were two major hurricanes, Katrina and Rita, which impacted both investor and consumer psychology.
While the Fund was not immune to the heightened volatility in REIT securities during the fiscal period, its value held up better during the three above noted decreases in the RMS Index, declining less than the index during the falls in January, August, and October by 331 basis points, 218 basis points, and 31 basis points, respectively. This is consistent with the Fund’s historic pattern of diminished downside volatility and its comparatively low standard deviation of return (12.4% on a trailing three year basis as of September 30, 2005).
Portfolio Review
The lodging sector of the portfolio, accounting for approximately 26% of investment at the end of the fiscal year, did, however, feel the impact of hurricane, energy, and economic concerns on its component share prices, particularly during the last three months of the period, despite the hotel industry exhibiting and forecasting very strong operating fundamentals. With current forecasts for new hotel supply additions to be well contained nationally (approximately 1% in 2005, 1.5% in 2006) and certain urban markets actually experiencing decreases in inventory given condominium conversion activity, the major hotel operators are confident about 2006 and beyond. Pricing power remains strong, boosted by transient business traveler demand and group and contract bookings for 2006. Starwood Hotels & Resorts, the Fund’s largest holding, projects 8-10% improvement in hotel revenue per available room (“REVPAR’’) and another 200 basis points of margin improvement over 2005 results. Marriott forecasts 7-9% REVPAR gains aided by the 10+% increases being achieved for 2006 advance group bookings.
Though market sentiment about the economy and consumer discretionary expenditures impacted lodging stocks disproportionately relative to other real estate operating businesses at the end of the fiscal period, many of the Fund’s lodging investments still produced strong overall gains over the twelve month period. Sunstone Hotel Investors led the group with a +39.9% increase and Felcor Lodging Trust and Starwood Hotels contributed strong returns at +28.4% and +24.2%, respectively. La Quinta Corporation, one of the Fund’s largest holdings, appreciated only +3.73%, negatively impacting the Fund’s yearly results. However, on November 9th the company announced that it had agreed to be acquired by an affiliate of The Blackstone Group for $11.25 per share, a 34.7% premium over its stock price at the end of the fiscal period.

Retail property investments, which at 23.2% of Fund assets represent its second largest sub-sector concentration, produced strong overall returns. Although high short term interest rates, gasoline prices, and prospective winter heating fuel expenditures impact consumer confidence and investor expectations for future retail sales, shopping mall landlords continue to report very healthy leasing demand from their retailer tenant base. The Fund increased its investment in regional mall owning companies during the fiscal period and benefited particularly from its investments in General Growth Properties (+33.95%) and Simon Property Group (+27.1%), two top ten holdings, as well as Taubman Centers (+19.3%) and CBL & Associates (+18.8%). Other results were mixed with Kite Realty Group, Kimco Realty, and Developers Diversified, owners/developers of community and power centers, registering returns of +17.8%, +13.3% and +9.5%, respectively, and The Mills Corp. increasing only +.77%.
Office and industrial companies, representing 22.3% of the Fund, benefited from a continuing trend of slow but steady improvement in operating fundamentals. Office markets experienced a sixth straight quarter of positive space absorption with vacancy rates declining to 14.4% nationally as of September 30th according to CB Richard Ellis. Mid-town Manhattan, Washington, D.C., and San Diego and Orange Counties continue to represent some of the healthiest markets with vacancy rates below 10%. Our coastal focus produced above average results with Arden Realty (+40.0%), Alexandria Real Estate (+26.96%), Vornado Realty Trust (+25.5%), Boston Properties (+25.0%), Reckson Associates (+21.8%), and Maguire Properties (+21.7%) leading the way.
Apartment market conditions also continued to strengthen throughout the year, particularly in locations with high housing costs and low amounts of new multi-family construction. Owners of apartments in markets including southern California, the Washington, D.C. and New York metropolitan areas, and southeast Florida experienced higher year-over-year occupancies and rental increases resulting in the best net operating income growth in three years. Meanwhile, the purchase and sale market remained extremely strong with condominium converters willing to pay significantly higher premiums than income buyers for apartment projects. While companies with national portfolios had varied results, Equity Residential (+23.5%) and United Dominion Realty (+10.7%), the Fund’s two holdings with concentrated west coast portfolios, Essex Property Trust and BRE Properties, delivered exceptional results (33.1% and 27.2%) since our initial investment in these entities in March and April, respectively. Meanwhile, Archstone-Smith, with assets concentrated on both coasts, returned a strong +30.1%.
Mortgage finance companies were the Fund’s weakest performers during the period. Investor apprehension about rising short term rates, a flattening yield curve, and decreased residential activity weighed on the share prices of companies in this subsector, especially those involved in the residential mortgage markets. iStar Financial, which does not participate in the residential mortgage business, nevertheless experienced a - 4.5% return despite match funding its commercial real estate activities to insure that rising interest rates and changes in the shape of the yield curve have a minimal impact on earnings. iStar’s underperformance had the largest single negative impact on Fund results during the year.
2006 Outlook
Overall our outlook for real estate market conditions remains positive. Underlying operating fundamentals for real estate companies continue to strengthen. Conditions have been bolstered by improved corporate profitability and balance sheets which should ultimately lead to increased spending and reasonable job creation. While we suspect that some further increases in interest rates may slow capital inflows into the REIT securities market and dampen the rate of appreciation in the near term, operating cash flow improvements will in time make pricing levels more appropriate as long as rates don’t rise significantly. Rapid or greater than anticipated interest rates increases are likely to have a negative impact on both public REIT securities as well as the prices paid in the private real estate investment market by leveraged buyers. We anticipate decreasing the Fund’s weightings in select healthcare and net lease REITs which potentially face disproportionate risk in a rising rate environment and increasing our investment in office owning companies that should benefit from improved corporate spending in 2006. We look forward to updating you on the Fund in our next report.
Robert W. Gadsden
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.
Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days “after purchase.’’
The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Index and the Lipper Real Estate Funds Average, are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.
Comparative Annualized Total Returns as of 10/31/05

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(2/1/89)

Alpine International Real Estate Equity Fund	27.29%	32.68%	20.89%	11.06%	8.06%

S&P/Citigroup World (ex U.S.) Property Index	18.46%	25.54%	12.65%	4.72%	N/A

GPR General Property Securities Global Index	16.52%	25.88%	17.60%	8.43%	6.37%

MSCI EAFE Index	18.59%	21.74%	3.42%	6.15%	4.98%

Lipper Real Estate Funds Average	17.29%	26.82%	19.08%	15.09%	10.72%

Lipper Real Estate Fund Rank	2/216	8/154	12/119	30/30	3/3

Commentary
The Alpine International Real Estate Equity Fund produced a 27.29% total return for the fiscal year ended October 31, 2005, with a closing NAV of $28.89. The Fund’s performance continued to build on the strong pattern of performance of recent years, as illustrated by the standardized performance data on the opposite page.
The Global Property Securities Market is Growing Rapidly
The global property securities market over the past year has begun to grow in size and importance. The creation of REIT legislation in a number of different countries has led to the listing of new real estate companies and a broadening of the investor base for real estate securities. Activity in 2005 is concluding with a flurry of IPOs investing in diverse markets such as Hong Kong, Hungary, Malaysia and Turkey as well as Germany and Japan. It is quite possible that the next two to three years will see a dramatic expansion of global market capitalization for real estate securities on a scale similar to what we enjoyed in the U.S. between 1992 and 1995. During that period, the number of companies doubled and the merchant capitalization rose by a factor of 4.5 times. Even now, the world’s largest public real estate company is no longer in a major developed nation. Emaar Properties in Dubai experienced explosive petro-dollar fueled growth to achieve a market capitalization of $43.5 billion!
Much of the growth in property securities markets has been brought about not only through increased demand for real estate investments, but also by significantly higher prices for properties and property companies around the world. Recent acquisitions of individual “trophy’’ properties by private investors have taken place at initial yields (cap rates) ranging from 6 1/2% in Budapest, 4 1/2% in Paris, 4% in London to 3% in Tokyo. In all of these cases, investors have made bets on a premier property’s ability to generate rental growth over the duration of the property cycle. We agree that in many cases rental growth should accelerate over the next two to three years, however, the pace and strength of rent and value growth could vary dramatically across global markets. It should be noted that this “cap rate’’ compression or “yield shift’’, is a truly global phenomenon and is not limited to premier properties. Note that CALPERS, the largest state pension fund, just bought Center Point Properties, a Chicago industrial property REIT at an imputed property yield of roughly 4.25%!
M&A is a Growing Trend in Property Securities as well as in the Stock Market as a Whole.
The Fund benefited from eight distinct transactions during or immediately following the end of the fiscal year. Gecina SA, a French REIT received a takeover proposal in March from Metrovacesa of Spain which predicated the acquirer to keep 30% of the company in public hands to facilitate continued REIT status. Prime Realty Group also received a takeover bid in the Spring which was consummated on July 1st. Raffles Holdings of Singapore was also partially liquidated, as they sold the Raffles Hotel chain to L.A. based Colony Capital in July. Also in July, long-term holding, Societe de Louvre agreed to be acquired by Starwood Capital. Then in August, the major shareholder of Choice Hotels in Norway began a privatization of shares that concluded in October. On November 3rd, Oslo Areal saw its brief public existence cut short of six months, as a local insurance company took the shares private at a 26% gain from the IPO. Then on November 9th, LaQuinta Corp. announced it would be acquired by Blackstone Group, to be followed the next day when Dutch retail and residential developer, AM, announced its acquisition by a venture between Morgan Stanley Real Estate Funds and BAM Groep of the Netherlands.
IPOs Expected to Surge
On one hand the high level of M&A activity signifies the strong level of investor demand for property, while the expansion of the Initial Public Offerings (IPO) for publicly traded real estate companies demonstrates the amount of capital available for attractive investment opportunities. During the fiscal year, the Alpine International Real Estate Equity Fund participated in eight IPOs which continued the trend started in June, 2004, with three other initial public offerings. Subsequent to fiscal year-end 2005, the Fund has participated in several of the dozen IPOs on offer. In our opinion, this is a potential tip of the iceberg, if private property companies around the world seek greater participation in an expansion of property investment, dominated by the capital markets.
Examples within the portfolio of this emerging trend are some of the Fund’s top performers over the past 12 to 18 months. In April, 2004, Fadesa, the largest homebuilder in Spain, came public at a share price of 12.4 Euros. By October 31st, 2005, the shares were trading at 28.05 Euros. In a highly fragmented housing market, Fadesa saw an opportunity to increase its sub 2% market share by acquiring large tracts of farmland prior to rezoning into residential subdivisions. Access to the capital markets has helped fuel this expansion. In October 2004, Nexity in France came public for similar reasons. As one of France’s largest residential and commercial developers, Nexity required additional capital to fuel its growth plans as the French economy began a revival. Nexity came public at 17.9 Euros per share and ended October with a share price of 38.09 Euros. In August of this year, Dawnay Day Carpathian came public as a new entity designed to invest in retail properties throughout Eastern Europe. The initial portfolio is primarily focused on Hungary and the Czech Republic. Its IPO share price was 100 pence and it closed the Fund’s fiscal year in October at 112 pence. In September, the Brazilian residential developer, Cyrela Brazilian Realty S.A., came public with plans to expand its land bank of condo projects in Rio de Janeiro and Sao Paulo. After an IPO price of 16 Reais, the share price ended the month of October at 18.9.
The aforementioned examples illustrate companies which have come public primarily to raise capital for significant expansion opportunities. Some other IPO’s provide an efficient cash-out to their sponsor and will typically offer an attractive yield or a modest valuation discount to investors. Many, but not all, of the new international REITs are being created according to legislation, which promotes passive investment models. However, we expect there will be a fairly rapid legal evolution to a more flexible structure, similar to what has occurred in both the U.S. and Australia. Thus, over time, there may be less polarization between income or growth potential if self-managed, vertically integrated operating businesses are permitted for REITs.
Throughout the sixteen years that we have managed this Fund, there has never been so much interest or activity in and among international property stocks. REITs are part of the story, as is the global yield shift. Perhaps the most important elements are the perceptions that foreign real estate markets may offer greater potential upsides than our own and that real estate is well positioned for solid performance in this business cycle. That is our view, as well.
Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Alpine Mutual Funds – U.S. Real Estate Equity Fund
Schedule of Portfolio Investments
October 31, 2005

Shares/	Security
Par Value	Description	Value
Real Estate Investment Trusts — 17.0%
Lodging — 10.0%
1,289,500	DiamondRock Hospitality Company (Cost $13,147,180, Acquired — Various Dates) (c)	$14,377,925
825,000	DiamondRock Hospitality Company	9,198,750
1,065,000	Highland Hospitality Corporation	11,193,150
777,900	MeriStar Hospitality Corporation (a)	6,744,393
612,000	Sunstone Hotel Investors, Inc.	13,708,800

		55,223,018

Mortgage & Finance — 4.3%
798,200	Deerfield Triarc Capital Corp.	10,352,654
652,700	Impac Mortgage Holdings, Inc.	6,553,108
568,000	MortgageIT Holdings Inc.	7,202,240

		24,108,002

Retail — 2.7%
63,000	Alexander’s, Inc. (a)	15,120,000

	Total Real Estate Investment Trusts	94,451,020

Common Stocks — 90.6%
Homebuilders — 59.5%
70,000	Beazer Homes USA, Inc. (a)	4,056,500
356,600	Brookfield Homes Corporation	17,862,094
274,200	Champion Enterprises, Inc. (a)	3,805,896
398,828	Comstock Homebuilding Companies, Inc. (a)	6,620,545
452,666	D.R. Horton, Inc.	13,892,320
670,100	Hovnanian Enterprises, Inc. — Class A (a)	30,147,799
440,000	KB HOME	28,754,000
600,800	Lennar Corporation — Class A	33,392,464
114,800	Levitt Corporation	2,255,820
406,333	M.D.C. Holdings, Inc.	27,874,444
226,000	Meritage Homes Corporation (a)	14,073,020
245,200	Orleans Homebuilders, Inc.	4,884,384
64,000	Palm Harbor Homes, Inc. (a)	1,179,520
800,000	Pulte Homes, Inc.	30,232,000
200,000	The Ryland Group, Inc.	13,460,000
900,000	Standard-Pacific Corp.	34,722,000
1,326,075	Technical Olympic USA, Inc.	28,033,225
799,600	Toll Brothers, Inc. (a)	29,513,236
270,700	WCI Communities, Inc. (a)	6,772,914

		331,532,181

Lodging — 24.4%
248,362	Gaylord Entertainment Company (a)	9,805,332
303,975	Great Wolf Resorts, Inc. (a)	2,674,980
1,504,200	Hilton Hotels Corporation	29,256,690
1,366,360	Interstate Hotels & Resorts, Inc. (a)	6,093,965
4,120,025	La Quinta Corporation (a)	34,402,209
649,300	Orient-Express Hotels Ltd. — Class A (b)	18,310,260
607,400	Starwood Hotels & Resorts Worldwide, Inc.	35,490,382

		136,033,818

Mortgage & Finance — 0.1%
53,600	Delta Financial Corporation	405,216

Racetracks — 0.8%
134,868	Churchill Downs, Incorporated	4,330,611

Real Estate Operating Companies — 0.8%
218,100	Thomas Properties Group, Inc.	2,621,562
108,100	Wellsford Real Properties, Inc. (a)	2,056,062

		4,677,624

Retirement Community — 2.9%
490,000	Sunrise Senior Living, Inc. (a)	15,846,600

Transportation & Real Estate — 2.1%
267,500	Florida East Coast Industries, Inc.	11,660,325

	Total Common Stocks	504,486,375

Short Term Investments — 0.0%
3	Milestone Funds Treasury Obligations Portfolio	$3

	Total Short-Term Investments	3

	Total Investments (Cost $562,141,554) — 107.6%	598,937,398
	Liabilities, less Other Assets — (7.6)%	(42,289,117)

	TOTAL NET ASSETS — 100.0%	$556,648,281

(a)	Non-income producing securities

(b)	Foreign security which trades on U.S. exchange

(c)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
See notes to financial statements.

Alpine Mutual Funds – Realty Income & Growth Fund
Schedule of Portfolio Investments
October 31, 2005

Shares/	Security
Par Value	Description	Value
Real Estate Investment Trusts — 81.7%
Apartments — 9.5%
136,900	Apartment Investment & Management Company — Class A	$5,256,960
227,500	Archstone-Smith Trust	9,229,675
218,000	BRE Properties, Inc.	9,615,980
253,700	Equity Residential	9,957,725
69,000	Essex Property Trust, Inc.	6,201,720
106,900	Home Properties, Inc.	4,153,065
85,500	Town & Country Trust	2,530,800
631,000	United Dominion Realty Trust, Inc.	13,964,030

		60,909,955

Diversified — 3.6%
280,900	Vornado Realty Trust	22,752,900

Health Care — 5.2%
153,300	Health Care REIT, Inc.	5,402,292
511,000	Omega Healthcare Investors, Inc.	6,280,190
245,200	Senior Housing Properties Trust	4,342,492
717,200	Sunrise Senior Living Real Estate Investment Trust	7,863,636
80,700	Universal Health Realty Income Trust	2,626,785
215,500	Ventas, Inc.	6,600,765

		33,116,160

Lodging — 12.0%
1,435,900	DiamondRock Hospitality Company	16,010,285
1,352,800	FelCor Lodging Trust, Inc.	20,183,776
283,400	Highland Hospitality Corporation	2,978,534
96,350	Hospitality Properties Trust	3,825,095
865,500	Host Marriott Corporation	14,531,745
182,000	Innkeepers USA Trust	2,839,200
606,600	Sunstone Hotel Investors, Inc.	13,587,840
177,300	Strategic Hotel Capital, Inc.	3,012,327

		76,968,802

Mortgage & Finance — 4.3%
627,600	iStar Financial Inc.	23,139,612
102,100	KKR Financial Corp.	2,278,872
93,700	Newcastle Investment Corporation	2,463,373

		27,881,857

Net Lease — 2.6%
421,000	Entertainment Properties Trust	16,882,100

Office — Industrial Buildings — 21.3%
255,800	Alexandria Real Estate Equities, Inc.	20,681,430
255,000	AMB Property Corporation	11,265,900
207,500	Arden Realty, Inc.	9,366,550
341,500	Boston Properties, Inc.	23,638,630
316,600	Brandywine Realty Trust	8,674,840
475,883	Equity Office Properties Trust	14,657,196
46,600	Mack-Cali Realty Corporation	1,987,490
303,200	Maguire Properties, Inc.	9,096,000
56,400	Prentiss Properties Trust	2,225,544
Office — Industrial Buildings — continued
364,800	ProLogis	15,686,400
554,500	Reckson Associates Realty Corporation	19,462,950

		136,742,930

Retail Centers — 23.2%
415,900	CBL & Associates Properties, Inc.	15,533,865
476,726	Developers Diversified Realty Corporation	20,823,392
526,700	General Growth Properties, Inc.	22,374,216
57,700	Glimcher Realty Trust	1,325,369
414,000	Kimco Realty Corporation	12,262,680
277,300	Kite Realty Group Trust	4,098,494
269,800	The Macerich Company	17,340,046
394,800	The Mills Corp.	21,121,800
398,200	Simon Property Group, Inc.	28,519,084
164,500	Taubman Centers, Inc.	5,423,565

		148,822,511

	Total Real Estate Investment Trusts	524,077,215

Common Stocks — 15.6%
Homebuilders — 3.7%
86,500	Hovnanian Enterprises, Inc. — Class A (a)	3,891,635
4,600	NVR, Inc. (a)	3,153,300
20,000	The Ryland Group, Inc.	1,346,000
165,400	Standard-Pacific Corp.	6,381,132
124,700	Technical Olympic USA, Inc.	2,636,158
178,940	Toll Brothers, Inc. (a)	6,604,675

		24,012,900

Lodging — 11.9%
441,300	Hilton Hotels Corporation	8,583,285
3,188,300	La Quinta Corporation (a)	26,622,305
145,900	Marriott International, Inc. — Class A	8,698,558
552,100	Starwood Hotels & Resorts Worldwide, Inc.	32,259,203

		76,163,351

	Total Common Stocks	100,176,251

Preferred Stocks — 3.7%
Apartments — 0.1%
37,700	Apartment Investment & Management Co. Series T, 8.000%	949,286

Health Care — 0.2%
38,400	Omega Healthcare Investors, Inc. Series D, 8.375%	967,680

Lodging — 2.1%
273,100	FelCor Lodging Trust, Inc. Series A, 7.800%	6,518,897
169,400	FelCor Lodging Trust, Inc. Series C, 8.000%	4,082,540
81,600	La Quinta Corp. Series A, 9.000%	2,079,984
See notes to financial statements.

Alpine Mutual Funds – Realty Income & Growth Fund
Schedule of Portfolio Investments—Continued
October 31, 2005

Shares/	Security
Par Value	Description	Value
Preferred Stocks — continued
Lodging — continued
27,300	Winston Hotels, Inc. Series B, 8.000%	$682,909

		13,364,330

Mortgage & Finance — 0.3%
29,700	Anthracite Capital, Inc. Series C, 9.375%	765,666
61,500	Novastar Financial, Inc. Series C, 8.900%	1,466,775

		2,232,441

Office — Industrial Buildings — 1.0%
36,700	Digital Realty Trust, Inc. Series A, 8.500%	937,685
235,100	Prime Group Realty Trust Series B, 9.000%	5,153,392

		6,091,077

	Total Preferred Stocks	23,604,814

Convertible Bonds — 0.1%
500,000	MeriStar Hospitality Corporation 9.500%, 04/01/2010	$634,375

	Total Convertible Bonds	634,375

Short-Term Investments — 0.0%
0	Alpine Municipal Money Market Fund	0
102	Milestone Funds Treasury Obligations Portfolio	102

	Total Short-Term Investments	102

	Total Investments (Cost $551,410,329) — 101.1%	648,492,757
	Liabilities, less Other Assets — (1.1)%	(7,268,974)

	TOTAL NET ASSETS — 100.0%	$641,223,783

(a)  Non-income producing securities
See notes to financial statements.

Alpine Mutual Funds – International Real Estate Equity Fund
Schedule of Portfolio Investments
October 31, 2005

Shares/	Security
Par Value	Description	Value
Common Stocks — 98.9%
Asia — 29.8%
Australia — 0.5%
250,000	Mirvac Group	$714,098
70,000	Westfield Group (a)	869,406

		1,583,504

Hong Kong — 13.3%
18,000,000	Far East Consortium International Limited	5,456,586
4,800,000	The Hongkong & Shanghai Hotels, Limited	4,798,700
1,675,000	Hysan Development Company Limited	3,629,984
400,000	Kowloon Development Company Limited	420,531
16,006,000	Midland Realty (Holdings) Limited	7,742,741
8,201,600	New World China Land Limited	2,644,961
7,000,000	Pacific Century Premium Developments Limited (a)	1,873,686
1,822,000	Shangri-La Asia Limited	2,550,109
3,000,000	Silver Grant International	766,244
8,000,000	Sino Land Company Limited	8,875,014

		38,758,556

Japan — 4.2%
166,700	Diamond City Co., Ltd	6,744,756
475	Japan Retail Fund Investment Corporation	3,435,702
200	NTT Urban Development Corporation (a)	1,164,848
80,000	The Sankei Building Co., Ltd	562,151
23,692	Sekisui House, Ltd	294,089

		12,201,546

Malaysia — 1.0%
1,000,000	Eastern & Oriental Berhad	255,629
3,203,800	Landmarks Berhad	874,149
200,000	Resorts World Berhad	556,291
1,000,000	SP Setia Berhad	974,835
500,000	Sunway City Berhad	185,431

		2,846,335

New Zealand — 0.1%
393,215	Kiwi Income Property Trust	321,928

Philippines — 0.1%
13,625,000	SM Development Corporation	332,438

Singapore — 4.3%
1,195,425	Ascendas Real Estate Investment Trust	1,418,630
5,000,000	Capitacommercial Trust (a)	4,664,207
695,000	City Developments Limited	3,610,922
2,695,000	Fortune Real Estate Investment Trust	1,946,827
1,197,000	Raffles Holdings Limited	749,119

		12,389,705

Asia — continued
Thailand — 6.3%
7,000,000	Amata Corporation Public Company Limited	2,197,156
3,000,000	Asian Property Development Public Company Limited	248,651
9,342,300	Central Pattana Public Company Limited (a)	2,749,083
3,000,000	Ch. Karnchang Public Company Limited	897,499
10,000,000	CPN Retail Growth Property Fund (a)	2,672,879
178,600	Dusit Thani Public Company Limited	182,848
16,307,700	The Erawan Group Public Company Limited (a)	735,806
2,200,000	Golden Land Property Development Public Company Limited (a)	399,215
3,930,000	Lalin Property Public Company Limited	530,039
5,000,000	Land and Houses Public Company Limited	974,743
5,000,000	M.K. Real Estate Development Public Company Limited	269,740
2,500,000	Major Cineplex Group Public Company Limited	796,959
13,750,000	Minor International Public Company Limited (a)	1,888,181
2,338,700	Noble Development Public Company Limited	186,958
9,000,000	Power Line Engineering Public Company Limited	1,555,910
15,979,100	Quality House Public Company Limited (a)	450,612
4,040,000	Saha Pathana Inter-Holding Public Company Limited	1,540,510

		18,276,789

	Total Common Stocks — Asia	86,710,801

Europe — 45.1%
Finland — 3.5%
2,261,000	Citycon Oyj	8,671,037
166,400	Sponda Oyj	1,605,350

		10,276,387

France — 9.6%
16,678	Affine	1,821,886
66,000	Club Mediterranee SA (a)	2,883,115
19,750,000	Euro Disney S.C.A. (a)	2,603,636
30,000	Gecina	3,314,917
12,489	Kaufman & Broad S.A. (a)	927,983
126,636	Nexity (a)	5,780,810
16,446	Pierre & Vacances	1,261,423
17,272	Société du Louvre (a)	3,044,091
42,350	Société Immobilière de Location pour l’Industrie et le Commerce	3,923,317
18,426	Unibail	2,433,510

		27,994,688

See notes to financial statements.

Alpine Mutual Funds — International Real Estate Equity Fund
Schedule of Portfolio Investments—Continued
October 31, 2005

Shares/	Security
Par Value	Description	Value
Common Stocks — continued
Europe — continued
France — continued
Germany — 0.4%
64,400	IVG Immobilien AG	$1,238,744

Greece — 1.2%
40,500	Lamda Development S.A. (a)	253,365
551,380	Techniki Olympiaki S.A	3,132,202

		3,385,567

Italy — 1.5%
199,414	Aedes S.p.A. Ligure Lombarda per Imprese e Costruzioni	1,321,604
675,790	Risanamento S.p.A	3,126,220

		4,447,824

Netherlands — 0.5%
117,417	AM N.V	1,379,042

Norway — 3.5%
72,281	Home Invest ASA (a)	0
840,000	NorGani Hotels ASA (a)	7,745,088
246,800	Oslo Areal ASA (a)	2,294,544

		10,039,632

Spain — 5.5%
296,000	Fadesa Inmobiliaria SA (a)	9,950,504
328,892	Inmobiliaria Urbis SA	6,133,147

		16,083,651

Sweden — 6.8%
396,473	JM AB	16,480,706
241,200	Skanska AB	3,377,430

		19,858,136

United Kingdom — 12.6%
100,000	Barratt Developments plc	1,339,009
50,000	Bellway p.l.c	769,510
614,000	Brixton plc	4,075,438
1,800,000	Dawnay Day Carpathian PLC (a)	3,536,471
110,000	Derwent Valley Holdings plc	2,548,631
45,000	Eurocastle Investment Limited (a)	972,903
250,000	Hammerson plc	3,947,112
220,000	Land Securities Group plc	5,408,783
325,500	Millennium & Copthorne Hotels plc (a)	2,114,422
60,000	Persimmon plc (a)	915,447
200,000	Redrow plc	1,508,045
660,000	Shaftesbury plc	4,114,997
195,000	Slough Estates plc	1,749,916
125,000	St. Modwen Properties plc	927,040
250,000	Unite Group plc	1,432,598
50,000	Westbury plc	385,861
40,000	Wilson Bowden plc	795,794

		36,541,977

	Total Common Stocks — Europe	131,245,648

North & South America — 24.0%
Argentina — 1.1%
8	IRSA Inversiones y Representaciones S.A. (a)	9
Argentina — continued
262,121	IRSA Inversiones y Representaciones S.A. — ADR (a)	3,032,740

		3,032,749

Bermuda — 0.4%
42,900	Orient-Express Hotels Ltd. — Class A	1,209,780

Brazil — 0.8%
30,000	Cyrela Brazil Realty S.A. — GDR (Acquired 09/21/2005, Cost $1,961,100) (b)	2,357,643

Canada — 3.0%
150,100	ClubLink Corporation	1,195,869
842,000	Killam Properties (a)	1,782,237
300,000	Parkbridge Lifestyles Communities, Inc. (a)	1,244,603
400,000	Sunrise Senior Living Real Estate Investment Trust	4,385,742

		8,608,451

Mexico — 3.5%
199,900	Desarrolladora Homex S.A. de C.V. — ADR (a)	5,975,011
6,597,500	Empresas ICA S.A. de CV (a)	2,563,027
2,346,000	Impulosra Del Desarrollo Economico de America Latina (a)	1,759,690

		10,297,728

United States — 15.2%
12,000	Alexander’s, Inc. (a)	2,880,000
131,666	D.R. Horton, Inc.	4,040,829
20,000	Gaylord Entertainment Company (a)	789,600
60,000	Hilton Hotels Corporation	1,167,000
90,000	Hovnanian Enterprises, Inc. — Class A (a)	4,049,100
100,000	Impac Mortgage Holdings, Inc.	1,004,000
50,000	KB HOME	3,267,500
65,000	La Quinta Corporation (a)	542,750
80,000	Lennar Corporation — Class A	4,446,400
26,000	M.D.C. Holdings, Inc.	1,783,600
90,900	MeriStar Hospitality Corporation (a)	788,103
100,600	Pulte Homes, Inc.	3,801,674
15,000	The Ryland Group, Inc.	1,009,500
93,200	Standard-Pacific Corp	3,595,656
119,900	Starwood Hotels & Resorts Worldwide, Inc.	7,005,757
110,000	Toll Brothers, Inc. (a)	4,060,100

		44,231,569

	Total Common Stocks — North and South America	69,737,920

	Total Common Stocks	287,694,369

See notes to financial statements.

Alpine Mutual Funds — International Real Estate Equity Fund
Schedule of Portfolio Investments—Continued
October 31, 2005

Shares/	Security
Par Value	Description	Value
Warrants — 0.4%
300,000	City Developments Limited Expiration May 2006 Exercise Price 2.50 SPD (Acquired 6/2001 — 5/2001, Cost $287,435)	$1,115,867
375,000	Major Cineplex Group Public Company Limited (a) Expiration February 2007 Exercise Price 13.00 TB (Acquired 4/2003 — 5/2003, Cost $0)	23,173

	Total Warrants	1,139,040

Short-Term Investments — 0.0%
299	Milestone Funds Treasury Obligations Portfolio	299

	Total Short-Term Investments	299

	Total Investments (Cost $233,016,324) — 99.3%	288,833,708
	Other Assets, less Liabilities — 0.7%	1,913,679

	TOTAL NET ASSETS — 100.0%	$290,747,387

(a)	Non-income producing securities

(b)	Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR—American Depository

GDR—Global Depository Receipt

SPD—Singapore Dollars Receipt

TB—Thai Baht
See notes to financial statements.

Alpine Mutual Funds
Statements of Assets and Liabilities
October 31, 2005

		Realty	International
	U.S. Real Estate	Income & Growth	Real Estate
	Equity Fund	Fund	Equity Fund
ASSETS:
Investments, at value (1)	$598,937,398	$648,492,757	$288,833,708
Dividends receivable	16,010	729,433	301,268
Interest receivable	—	11,243	80,450
Receivable for capital shares issued	1,660,394	2,305,967	1,658,366
Receivable for investment securities sold	20,157,794	7,361,635	5,923,849
Prepaid expenses and other assets	59,247	27,223	16,088

Total assets	620,830,843	658,928,258	296,813,729

LIABILITIES:
Payable for investment securities purchased	4,631,517	555,836	544,317
Payable for capital shares redeemed	1,786,434	848,557	328,628
Accrued expenses and other liabilities:
Investment advisory fees	516,345	548,525	276,953
Distribution fees	14,945	—	—
Payable to custodian	56,867,329	15,361,306	4,745,634
Other	365,992	390,251	170,810

Total liabilities	64,182,562	17,704,475	6,066,342

Net Assets	$556,648,281	$641,223,783	$290,747,387

Net assets represented by
Capital Stock	$500,714,510	$526,272,474	$231,406,657
Accumulated undistributed net investment income	653,709	9,415,324	24,417
Accumulated net realized gains from investments, short sales and foreign currencies	18,484,218	8,453,887	3,531,971
Net unrealized appreciation (depreciation) on:
Investments	36,795,844	97,082,428	55,817,384
Foreign currency translation	—	(330)	(33,042)

Total Net Assets	$556,648,281	$641,223,783	$290,747,387

Net asset value
Class Y Shares
Net assets	$556,648,281	$641,223,783	$290,747,387
Shares of beneficial interest issued and outstanding	14,109,188	29,248,230	10,065,301
Net asset value, offering price and redemption price per share	$39.45	$21.92	$28.89

(1) Cost of Investments	$562,141,554	$551,410,329	$233,016,324
See notes to financial statements.

Alpine Mutual Funds
Statements of Operations
Year Ended October 31, 2005

		Realty	International
	U.S. Real Estate	Income & Growth	Real Estate
	Equity Fund	Fund	Equity Fund
INVESTMENT INCOME:
Interest income	$687,317	$1,341,714	$1,080,709
Dividend income*	6,767,465	25,796,732	5,102,293

Total investment income	7,454,782	27,138,446	6,183,002

EXPENSES:
Investment advisory fees	5,508,651	5,835,930	2,574,085
Administration fees	236,440	257,063	110,981
Distribution fees—Class B	7,633	—	—
Shareholder service fees—Class B	2,544	—	—
Fund accounting fees	137,405	149,367	64,398
Audit and tax fees	23,615	23,590	25,433
Custodian fees	54,347	57,622	25,113
Interest expense	77,218	621	10,606
Legal fees	11,445	12,495	5,372
Registration and filing fees	126,301	89,787	66,402
Printing fees	127,056	137,874	31,768
Transfer agent fees	240,525	260,802	111,513
Trustee fees	7,613	7,838	7,471
Other fees	18,230	23,416	11,585
Dividends on short positions	—	19,400	—

Net expenses	6,579,023	6,875,805	3,044,727

Net investment income	875,759	20,262,641	3,138,275

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	20,145,675	18,575,432	4,368,772
Short transactions	—	(32,315)	(83,656)
Option contracts expired or closed	—	—	241,371
Foreign currency translation	—	—	(258,415)
Forward currency exchange contracts		—	(253,493)

Net realized gain	20,145,675	18,543,117	4,014,579

Change in unrealized appreciation/depreciation on:
Investments	2,763,436	33,966,993	30,721,028
Foreign currency translation	—	—	(36,124)

Net change in unrealized appreciation (depreciation)	2,763,436	33,966,993	30,684,904

Net realized/unrealized gain on investments	22,909,111	52,510,110	34,699,483

Change in net assets resulting from operations	$23,784,870	$72,772,751	$37,837,758

* Net of foreign taxes withheld	$270	$107,567	$513,552

See notes to financial statements.

Alpine Mutual Funds
Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund
	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
OPERATIONS:
Net investment income (loss)	$875,759	$(335,865)
Net realized gain (loss) on:
Long transactions	20,145,675	17,820,057
Short transactions	—	(131,624)
Change in unrealized appreciation (depreciation) on:
Investments	2,763,436	13,785,989
Short positions	—	(8,930)

Change in net assets resulting from operations	23,784,870	31,129,627

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class B Shareholders:
From net investment income	(2,468)	(141,744)
From net realized gains on investments	(178,870)	—
Distributions to Class Y Shareholders:
From net investment income	(622,756)	(13,181)
From net realized gains on investments	(18,224,728)	(6,199,330)

Change in net assets resulting from distributions to shareholders	(19,028,822)	(6,354,255)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	778,174,270	218,039,206
Dividends reinvested	17,393,229	5,883,810
Redemption Fees	852	—
Cost of shares redeemed	(462,995,950)	(140,298,603)

Change in net assets from capital share transactions	332,572,401	83,624,413

Total change in net assets	337,328,449	108,399,785

NET ASSETS:
Beginning of period	219,319,832	110,920,047

End of period*	$556,648,281	$219,319,832

* Including accumulated undistributed net investment income of:	$653,709	$91,108

See notes to financial statements.

Alpine Mutual Funds
Statements of Changes in Net Assets

	Realty Income & Growth Fund
	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
OPERATIONS:
Net investment income	$20,262,641	$10,554,528
Net realized gain (loss) on:
Long transactions	18,575,432	10,642,138
Short transactions	(32,315)	357,965
Change in unrealized appreciation (depreciation) on investments	33,966,993	38,603,810

Change in net assets resulting from operations	72,772,751	60,158,441

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class Y Shareholders:
From net investment income	(22,632,068)	(7,906,453)
From net realized gains on investments	(7,702,088)	(4,996,867)

Change in net assets resulting from distributions to shareholders	(30,334,156)	(12,903,320)

CAPITAL TRANSACTIONS:
Proceeds from shares sold	457,228,812	311,585,922
Dividends reinvested	27,699,449	11,195,810
Cost of shares redeemed	(280,321,048)	(159,269,240)

Change in net assets from capital transactions	204,607,213	163,512,492

Total change in net assets	247,045,808	210,767,613

NET ASSETS:
Beginning of period	394,177,975	183,410,362

End of period*	$641,223,783	$394,177,975

* Including accumulated undistributed net investment income of:	$9,415,324	$1,914,448

See notes to financial statements.

Alpine Mutual Funds
Statements of Changes in Net Assets

	International
	Real Estate Equity Fund
	Year Ended	Year Ended
	October 31, 2005	October 31, 2004
OPERATIONS:
Net investment income	$3,138,275	$1,261,653
Net realized gain (loss) on:
Long transactions	4,368,772	6,081,898
Short transactions	(83,656)	827
Options contracts expired or closed	241,371	1,508
Foreign currency translation	(258,415)	(7,576)
Forward currency exchange contracts	(253,493)	(8,103)
Change in unrealized appreciation (depreciation) on:
Investments	30,721,028	10,020,498
Foreign currency translation	(36,124)	(6,358)
Foreign currencies	—	165
Forward currency exchange contracts	—	(28,447)

Change in net assets resulting from operations	37,837,758	17,316,065

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class Y Shareholders:
From net investment income	(3,542,113)	(1,848,790)
From net realized gain on investments	(5,398,131)	(441,396)

Change in net assets resulting from distributions to shareholders	(8,940,244)	(2,290,186)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	330,885,764	50,237,782
Dividends reinvested	8,436,642	2,152,111
Redemption fees	164,178	59,916
Cost of shares redeemed	(172,724,083)	(58,816,665)

Change in net assets from capital share transactions	166,762,501	(6,366,856)

Total change in net assets	195,660,015	8,659,023

NET ASSETS:
Beginning of period	95,087,372	86,428,349

End of period*	290,747,387	95,087,372

* Including accumulated undistributed (overdistributed) net investment income of:	$24,417	$(53,403)

See notes to financial statements.

Alpine Mutual Funds – U.S. Real Estate Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended					Period Ended		Year Ended
	October 31,					October 31,		September 30,
	2005	2004		2003	2002	2001 (a)		2001
Net asset value per share, beginning of period	$34.51	$29.21		$17.53	$13.54	$13.57		$13.54

Income from investment operations:
Net investment income	0.12	(0.05	)(b)	0.07 (c)	0.03	—		(0.04)
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	7.47	6.61		11.63	3.96	(0.03)		0.07

Total from investment operations	7.59	6.56		11.70	3.99	(0.03)		0.03

Less Distributions:
Net investment income	(0.09)	—		(0.02)	—	—		—
Net realized gains on investments	(2.56)	(1.26)		—	—	—		—

Total distributions	(2.65)	(1.26)		(0.02)	—	—		—

Net asset value per share, end of period	$39.45	$34.51		$29.21	$17.53	$13.54		$13.57

Total return	22.18%	23.12%		66.81%	29.47%	–0.22	%(d)	0.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$556,648	$216,773		$107,753	$36,083	$19,314		$19,643
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.19%	1.31%		1.67%	1.72%	2.46	%(e)	2.16%
After waivers and reimbursements	1.19%	1.31%		1.67%	1.72%	2.23	%(e)	1.98%
Ratio of net investment income (loss) to average net assets	0.16%	(0.17)%		0.32%	0.16%	(0.33)	%(e)	(0.25)%
Ratio of interest expense to average net assets	0.01%	0.03%		0.05%	0.00%	0.03	%(e)	0.00%
Portfolio turnover (f)	34%	73%		86%	115%	10%		151%

(a)	For the period from October 1, 2001 to October 31, 2001.

(b)	Net Investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(c)	Net investment income is calculated using average shares outstanding during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
See notes to financial statements.

Alpine Mutual Funds – Realty Income & Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$19.97	$16.67	$13.55	$11.92	$11.43

Income from investment operations:
Net investment income	1.06	0.71 (a)	0.77 (a)	0.76 (a)	0.59
Net realized/unrealized gains on investments	2.07	3.45	3.21	1.74	0.71

Total from investment operations	3.13	4.16	3.98	2.50	1.30

Less Distributions:
Net investment income	(0.84)	(0.82)	(0.81)	(0.81)	(0.81)
Net realized gains on investments	(0.34)	(0.04)	(0.05)	(0.06)	—

Total distributions	(1.18)	(0.86)	(0.86)	(0.87)	(0.81)

Net asset value per share, end of period	$21.92	$19.97	$16.67	$13.55	$11.92

Total return	15.92%	25.51%	30.45%	21.21%	11.44%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$641,224	$394,153	$183,410	$49,650	$8,051
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.18%	1.25%	1.38%	1.57%	2.59%
After waivers and reimbursements	1.18%	1.25%	1.40%	1.46%	1.41%
Ratio of net investment income to average net assets	3.47%	3.85%	4.98%	5.62%	4.68%
Ratio of interest expense to average net assets	0.00%	0.01%	0.00%	0.00%	0.11%
Portfolio turnover	34%	65%	45%	86%	149%

(a)	Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
See notes to financial statements.

Alpine Mutual Funds – International Real Estate Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$24.28	$20.23	$13.81	$12.34	$12.73

Income from investment operations:
Net investment income	0.74	0.29 (a)	0.22 (a)	0.12 (a)	—
Net realized/unrealized gains on investments	5.71	4.30	6.42	1.60	(0.39)

Total from investment operations	6.45	4.59	6.64	1.72	(0.39)

Less Distributions:
Net investment income	(0.73)	(0.44)	(0.22)	(0.25)	—
Net realized gains on investments	(1.11)	(0.10)	—	—	—

Total distributions	(1.84)	(0.54)	(0.22)	(0.25)	—

Net asset value per share, end of period	$28.89	$24.28	$20.23	$13.81	$12.34

Total return	27.29%	23.25%	48.87%	14.03%	–(3.06)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$290,747	$87,621	$86,428	$31,457	$25,344
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.18%	1.35%	1.52%	1.81%	2.14%
After waivers and reimbursements	1.18%	1.35%	1.52%	1.81%	1.96%
Ratio of net investment income to average net assets	1.22%	1.40%	1.36%	0.82%	0.00%
Ratio of interest expense to average net assets	0.00%	0.00%	0.02%	0.00%	0.11%
Portfolio turnover	10%	38%	51%	48%	49%

(a)	Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.
See notes to financial statements.

Alpine Mutual Funds
Notes to Financial Statements
October 31, 2005
1.	Organization:

Alpine Equity Trust (the “Equity Trust’’) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act’’), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund’’ and collectively, “the Funds’’). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Management & Research, LLC (the “Adviser’’) is a Delaware Corporation and serves as the investment manager to the Funds. The Funds currently offer Class Y shares for sale to investors. The Equity Trust Board of Trustees voted to merge the U.S. Real Estate Equity Fund Class B shares into the U.S. Real Estate Equity Fund Class Y shares effective May 1, 2005.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP’’), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ’’) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short-positions are recorded as an expense on the ex-dividend date.

Alpine Mutual Funds
Notes to Financial Statements—Continued
October 31, 2005
All short sales must be fully collateralized. Accordingly, the Funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.
D. Interest Expense:
The U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund are charged by U.S. Bank, N.A. for all cash overdrafts at the bank’s prime lending rate. The average prime lending rate was 5.92% for the year ended October 31, 2005. The U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund incurred interest expense totaling $77,218, $621, and $10,606, respectively for the year ended October 31, 2005. Cash overdrafts at the balance sheet date are reported as payable to custodian.
E. Income Taxes:
It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.
Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.
F. Dividends and Distributions:
The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.
G. Class Allocations:
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the U.S. Real Estate Equity Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Class specific expenses are limited to those incurred under the Distribution Plan for Class B shares that existed through May 1, 2005.
H. Foreign Translation Transactions:
The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:
i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.
Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under

Alpine Mutual Funds
Notes to Financial Statements—Continued
October 31, 2005
the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Forward Currency Contracts:

A forward currency contract (“forward’’) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

U.S. Real Estate Equity Fund

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Class B
Shares sold	294	$10,275	—	$—
Shares issued in reinvestment of dividends	3,751	131,074	4,097	113,971
Redemption Fees	—	852	—	—
Shares redeemed	(53,648)	(1,949,082)	(40,355)	(1,173,001)
Shares merged into Class Y	(30,989)	(1,108,527)	—	—

Net change	(80,592)	$(2,915,408)	(36,258)	$(1,059,030)

Class Y
Shares sold	18,301,032	$778,163,995	6,915,988	$218,039,206
Shares merged from Class B	28,092	1,108,527	—	—
Shares issued in reinvestment of dividends	449,652	17,262,155	191,498	5,769,839
Shares redeemed	(10,950,183)	(461,046,868)	(4,516,295)	(139,125,602)

Net change	7,828,593	335,487,809	2,591,191	84,683,443

Total net change	7,748,001	$332,572,401	2,554,933	$83,624,413

Alpine Mutual Funds
Notes to Financial Statements—Continued
October 31,2005
Realty Income & Growth Fund

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Class Y
Shares sold	21,136,828	$457,228,812	16,982,173	$311,585,922
Shares issued in reinvestment of dividends	1,284,550	27,699,449	610,952	11,195,810
Shares redeemed	(12,909,966)	(280,321,048)	(8,860,181)	(159,269,240)

Total net change	9,511,412	$204,607,213	8,732,944	$163,512,492

International Real Estate Equity Fund

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004
	Shares	Amount	Shares	Amount
Class Y
Shares sold	11,927,740	$330,885,764	2,326,485	$50,237,782
Shares issued in reinvestment of dividends	322,625	8,436,642	105,032	2,152,111
Redemption Fees	—	164,178	—	59,916
Shares redeemed	(6,100,900)	(172,724,083)	(2,788,734)	(58,816,665)

Total net change	6,149,465	$166,762,501	(357,217)	$(6,366,856)

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005 are as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
U.S. Real Estate Equity Fund	$533,548,152	$185,773,007	—	—
Realty Income & Growth Fund	439,439,913	180,678,719	—	—
International Real Estate Equity Fund	187,081,853	16,773,015	—	—
5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar’’) serves as the Funds’ distributor. The U.S. Real Estate Equity Fund has adopted a distribution and servicing plan (the “Plan’’) for its Class B shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets for distribution fees and up to 0.75% of the Fund’s average daily net assets for shareholder servicing fees. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $10,177 pursuant to the Plan for the year ended October 31, 2005.

The Plan for the U.S. Real Estate Equity Fund was terminated upon the conversion of Class B shares into Class Y shares.

Alpine Mutual Funds
Notes to Financial Statements—Continued
October 31, 2005
6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Management & Research, LLC (“Alpine’’) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%
Alpine is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made in 2005, 2004, or 2003. Therefore, at October 31, 2005 there are no recoverable expenses eligible for recoupments. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination.

7.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

At October 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Realty	International
	U.S. Real Estate	Income &	Real Estate
	Equity Fund	Growth Fund	Equity Fund
Cost of Investments	$562,980,877	$542,222,172	$236,509,507

Gross unrealized appreciation	$82,674,362	$120,522,792	$65,832,646
Gross unrealized depreciation	(46,717,841)	(14,252,207)	(13,508,445)

Net unrealized appreciation/(depreciation)	$35,956,521	$106,270,585	$52,324,201

Undistributed ordinary income	$—	$—	$3,517,600
Undistributed long-term capital gain	19,977,250	8,681,054	3,531,971

Total distributable earnings	$19,977,250	$8,681,054	$7,049,571

Other accumulated gains/(losses)	$—	$(330)	$(33,042)

Total accumulated earnings/(losses)	$55,933,771	$114,951,309	$59,340,730

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

Alpine Mutual Funds
Notes to Financial Statements—Continued
October 31, 2005
The tax character of distributions paid during the years ended October 31, 2004 and 2005 were as follows:

	2005	2004
U.S. Real Estate Equity Fund
Ordinary Income	$9,312,372	$2,969,130
Long-term capital gain	9,716,450	3,385,125

	$19,028,822	$6,354,255

Realty Income & Growth Fund
Ordinary Income	$23,517,517	$12,435,846
Long-term capital gain	6,816,639	467,474

	$30,334,156	$12,903,320

International Real Estate Fund
Ordinary Income	$5,949,219	$1,848,790
Long-term capital gain	2,991,025	441,396

	$8,940,244	$2,290,186

Alpine Mutual Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Boards of Trustees of
Alpine Equity Trust:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (collectively, the “Funds’’), as of October 31, 2005 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.
Milwaukee, WI
December 28, 2005

Alpine Mutual Funds
Additional Information (Unaudited)
Expense Examples
October 31, 2005
As a shareholder of the U.S. Real Estate Equity Fund or the Realty Income & Growth Fund, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of International Real Estate Equity Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/05—10/31/05.
Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under GAAP. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Alpine U.S. Real Estate Equity Fund
Class Y Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/01/2005	10/31/2005	5/1/05–10/31/05
Actual	$1,000.00	$999.70	$6.00
Hypothetical	$1,000.00	$1,019.00	$6.06

(1)	Ending account values and expenses paid during period based on a –.03% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Mutual Funds
Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2005
Alpine Realty Income & Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/01/2005	10/31/2005	5/1/05–10/31/05
Actual	$1,000.00	$1,058.00	$6.07
Hypothetical	$1,000.00	$1,019.05	$6.01

(1)	Ending account values and expenses paid during period based on a 5.80% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
Alpine International Real Estate Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/01/2005	10/31/2005	5/1/05–10/31/05
Actual	$1,000.00	$1,072.40	$6.16
Hypothetical	$1,000.00	$1,019.26	$6.01

(1)	Ending account values and expenses paid during period based on a 7.24% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

Alpine Mutual Funds
Additional Information (Unaudited)—Continued
Investment Adviser and Advisory Contracts
On December 20, 2004, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:
The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.
The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).
The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.
The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.
The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.
Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds
Additional Information (Unaudited)—Continued
October 31, 2005
Information about Trustees and Officers
     The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.
Independent Trustees

				# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name, Address and Age	the Trust	Time Served	Past Five Years	Complex*	Held by Trustee
Laurence B. Ashkin (76), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	7	Trustee of Alpine Equity and Alpine Series Trusts (formerly Evergreen Global Equity trust
Trust).
H. Guy Leibler (50), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inceptions.	Chief Operating Officer L&L Acquisitions, LLC since 2004; President, Skidmore, Owings & Merrill LLP, 2001–2003, Director of Brand Space Inc., a brand marketing/advertising company (1997–1999).	7	Director, White Plains Hospital Center; Founding Director, Stellaris Health Network, Trustee of Alpine Equity and Alpine Series Trusts

Jeffrey E. Wacksman (44), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	7	Director, Adair International Limited; Director, Cable Beach Properties, Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Equity and Alpine Series Trusts

*	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust.

Alpine Mutual Funds
Additional Information (Unaudited)—Continued
October 31, 2005
Interested Trustees & Officers

				# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name, Address and Age	the Trust	Time Served	Past Five Years	Complex**	Held by Trustee
Samuel A. Lieber* (48), 2500 Westchester Ave. Purchase, NY 10577	Interested Trustee, Portfolio Manager, and President	Indefinite, since inceptions.	CEO of Alpine Management & Research, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997)	7	Trustee of Alpine Equity and Alpine Series Trusts

Stephen A. Lieber (79), 2500 Westchester Ave. Purchase, NY 10577	Vice President	Indefinite, since inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC Since 1999. Formerly President, Evergreen Asset Management Corp. (1971–1999). Formerly, Chairman and Chief Executive Officer, Lieber & Company (1969–1999)	7	None

Robert W. Gadsden (48), 2500 Westchester Ave. Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Management & Research, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	7	None

Sheldon R. Flamm (57), 2500 Westchester Ave. Purchase, NY 10577	Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer, Saxon Woods Advisors, LLC, 1999– Present; Chief Financial Officer, Lieber & Co. a wholly-owned subsidiary of First Union National Bank), 1997–1999, Chief Financial Officer of Evergreen Asset Management Corp. March 1987 to September 1999.	7	None

Oliver Sun (40), 2500 Westchester Ave. Purchase, NY 10577	Secretary	Indefinite, since 2002	Controller of Alpine Management & Research, LLC, 1998 to present.	7	None

*	Denotes Trustees who is an “interested persons’’ of the Trust or Fund under the 1940 Act.

**	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust.
Tax Information
The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2005 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	9.02%
Realty Income & Growth Fund	9.70%
International Real Estate Equity Fund	35.98%
The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	7.30%
Realty Income & Growth Fund	5.40%
International Real Estate Equity Fund	0.80%

Alpine Mutual Funds
Additional Information (Unaudited)—Continued
October 31, 2005
For the year ended October 31, 2005, the International Real Estate Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source
	Income
	Earned	Foreign Taxes Paid
	(per share)	(per share)
Canada	0.0253	0.0038
Finland	0.0351	0.0053
France	0.0952	0.0142
Germany	0.0028	0.0004
Greece	0.0026	0.0000
Hong Kong	0.1017	0.0000
Italy	0.0061	0.0017
Japan	0.0149	0.0010
Netherlands	0.0179	0.0020
New Zealand	0.0021	0.0003
Norway	0.0070	0.0011
Philippines	0.0020	0.0005
Spain	0.0209	0.0031
Sweden	0.0474	0.0071
Thailand	0.0447	0.0046
Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2005 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.
Availability of Quarterly Portfolio Schedule
Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2005	FYE 10/31/2004

Audit Fees	$59,150	$51,750
Audit-Related Fees	0	0
Tax Fees	$9,850	$8,250
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

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Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Equity Trust

By (Signature and Title)		/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	01/09/06

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	01/09/06

By (Signature and Title)*		/s/ Sheldon Flamm

Sheldon Flamm, Treasurer

Date	01/09/06

* Print the name and title of each signing officer under his or her signature.

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